Exhibit 10.1

Execution Version

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 16, 2020, by and among Surgery Center Holdings, Inc., a Delaware corporation (the “Borrower”), SP Holdco I, Inc., a Delaware corporation (“Holdings”), the Revolving Lenders party hereto, Jefferies Finance LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent” or, as Administrative Agent or Collateral Agent, “Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, Holdings, Guarantors, Lenders and Agent, among others, are parties to that certain Credit Agreement, dated as of August 31, 2017 (as amended pursuant to that certain Incremental Term Loan Amendment, dated as of October 23, 2018, among the Borrower, Holdings, the other Guarantors party thereto, the Agent and the Lenders party thereto, that certain Incremental Revolving Loan Amendment, dated as of March 25, 2019, among the Borrower, Holdings, the other Guarantors party thereto, the Agent and the Lenders party thereto, and as the same may otherwise be amended, restated, amended and restated, supplemented or otherwise modified from time to time on or prior to the date hereof, the “Credit Agreement”);
WHEREAS, (i) the Borrower has requested that the Revolving Lenders and Agent make certain changes to the Credit Agreement as provided herein, (ii) the Revolving Lenders party hereto constitute the Required Revolving Lenders under the Credit Agreement and (iii) the Revolving Lenders party hereto and Agent are willing to amend the Credit Agreement as set forth herein, in each case pursuant to the terms and subject to the conditions set forth herein (the Credit Agreement as amended, modified and supplemented pursuant to this Amendment, the “Amended Credit Agreement”); and
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings ascribed thereto in the Amended Credit Agreement.
2.Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Borrower, the Revolving Lenders party hereto and Agent agree, pursuant to Section 10.08(b)(ix) of the Credit Agreement, as follows:
(a)Section 7.11 of the Credit Agreement is hereby amended and restated as follows (for the avoidance of doubt, the Revolving Lenders party hereto hereby waive the application of the financial covenant under Section 7.11 of the Credit Agreement with respect to the fiscal quarters of the Borrower ending on or about June 30, 2020, September 30, 2020 and December 31, 2020):
Section 7.11 Maximum Total Leverage Ratio. As of the last day of each fiscal quarter of the Borrower (commencing no earlier than December 31, 2017) (other than the fiscal quarters of the Borrower ending on or about June 30, 2020, September 30, 2020 and December 31, 2020), so long as on such day the aggregate principal amount of outstanding Revolving Loans and Letters of Credit (other than (i) Letters of Credit that have been Cash Collateralized in accordance with this Agreement and (ii) other undrawn Letters of Credit) exceeds 35% of the aggregate Revolving Commitments as of such day, permit the Total Leverage Ratio to be greater than 9.50:1.00. The

Required Revolving Lenders may amend, waive or otherwise modify this Section 7.11 or the defined terms used for purposes of this Section 7.11 or waive any Default or Event of Default resulting from a breach of this Section 7.11 without the consent of any Lenders other than the Required Revolving Lenders in accordance with the provisions of Section 10.08(b)(ix).
(b)Section 1.01 of the Credit Agreement is hereby amended by adding the following paragraph to the end of the definition of “Consolidated EBITDA” set forth therein:
Notwithstanding the foregoing, solely for purposes of determining Consolidated EBITDA in connection with calculating the Total Leverage Ratio for purposes of compliance with Section 7.11 for any Test Period ending on or after March 31, 2021 and on or prior to September 30, 2021, (X) Consolidated EBITDA for the Test Period ending on March 31, 2021 shall be equal to the greater of (I) Consolidated EBITDA for such Test Period as determined in accordance with this definition of “Consolidated EBITDA” and (II) the product of (x) Consolidated EBITDA for the fiscal quarter period ending on March 31, 2021 and (y) 4.83, (Y) Consolidated EBITDA for the Test Period ending on June 30, 2021 shall be equal to the greater of (I) Consolidated EBITDA for such Test Period as determined in accordance with this definition of “Consolidated EBITDA” and (II) the product of (x) Consolidated EBITDA for the period of two consecutive fiscal quarters ending on June 30, 2021 and (y) 2.24, and (Z) Consolidated EBITDA for the Test Period ending on September 30, 2021 shall be equal to the greater of (I) Consolidated EBITDA for such Test Period as determined in accordance with this definition of “Consolidated EBITDA” and (II) the product of (x) Consolidated EBITDA for the period of three consecutive fiscal quarters ending on September 30, 2021 and (y) 1.45; provided that, for the avoidance of doubt, such amounts referenced in this paragraph shall be subject to add-backs and adjustments pursuant to Section 1.09 and shall give effect to calculations on a Pro Forma Basis in accordance with this Agreement (including the “run-rate” cost savings, operating expense reductions, operating improvements and synergies (and the “run-rate” impact on Consolidated EBITDA occurring as a result of business initiatives) described above or in Section 1.09, subject in each case to applicable limitations set forth therein.
3.Representations and Warranties. In order to induce the other parties hereto to enter into this Amendment in the manner provided herein, each of Holdings and the Borrower represents and warrants to the other parties hereto that:
(a)each of the representations and warranties set forth in Article 5 of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of the Effective Date, other than representations and warranties that relate solely to an earlier date, which are true and correct in all material respects as of such earlier date (provided that any such representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language is true and correct in all respects as of such respective dates); and
(b)as of the date hereof and immediately after giving effect to this Amendment, no Event of Default has occurred and is continuing.
4.Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions (the time at which all such conditions are so satisfied is referred to herein as the “Effective Date”):

(a)the Administrative Agent shall have received counterparts of this Amendment duly executed by Holdings, the Borrower, the Administrative Agent, the Collateral Agent and the Revolving Lenders constituting the Required Revolving Lenders; and
(b)the effectiveness of that certain Second Incremental Term Loan Amendment, to be entered into on or prior to May 25, 2020, by and among Holdings, the Borrower, the other Loan Parties, the Administrative Agent, the Collateral Agent and the lenders party thereto, with respect to the incurrence of at least $80,000,000 of Incremental Term Loans (such Incremental Term Loans, the “2020 Incremental Term Loans”) and the funding of such 2020 Incremental Term Loans.
5.Acknowledgement.
(a)The Borrower and Holdings hereby confirm that each Loan Document to which each Loan Party is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all Obligations and Secured Obligations under each of the Loan Documents to which such Loan Party is a party (in each case as such terms are defined in the applicable Loan Document).
(b)The Borrower and Holdings acknowledge and agree that any of the Loan Documents to which any Loan Party is a party or otherwise bound shall continue in full force and effect and that all of their respective obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.
(c)Each of the Borrower and Holdings hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment.
(d)Each of the Borrower and Holdings hereby (i) acknowledges and agrees that all of the obligations of the Loan Parties under the Loan Documents remain in full force and effect on a continuous basis and (ii) acknowledges and agrees that the grants of security interests and Liens by, and the Guarantees of, the Loan Parties contained in the Amended Credit Agreement and the other Collateral Documents are, and shall remain, in full force and effect after giving effect to this Amendment. Nothing contained in this Amendment shall be construed as substitution or novation of the obligations outstanding under the Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby.
6.GOVERNING LAW AND WAIVER OF JURY TRIAL.
(a)THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION.
(b)EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON

CONTRACT, TORT OR OTHERWISE). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6(B).
7.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic imaging transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.
8.Reference to and Limited Effect on the Credit Agreement and the Other Loan Documents.
(a)On and after the Effective Date, (x) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and (B) each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement after giving effect to this Amendment.
(b)Except as specifically amended by this Amendment, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(c)Except as specifically set forth in this Amendment, the execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.
(d)Each of Holdings and the Borrower hereby (i) ratifies, confirms and reaffirms its liabilities, its payment and performance obligations (contingent or otherwise) and its agreements under the Credit Agreement and the other Loan Documents and (ii) acknowledges, ratifies and confirms that such liabilities, obligations and agreements constitute valid and existing Obligations under the Credit Agreement and (iii) ratifies, confirms and reaffirms that each of the Collateral Documents to which it is a party remain in full force and effect notwithstanding the effectiveness of this Amendment. In addition, each of Holdings and the Borrower hereby ratifies, confirms and reaffirms the liens and security interests granted by it and the other Loan Parties under the Collateral Documents and any other Loan Documents. This Amendment shall not constitute a modification of the Credit Agreement, except as specified under Section 2 hereto, or a course of dealing with Agent or any Lender at variance with the Credit Agreement such as to require further notice by Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. This Amendment contains the entire agreement among Holdings, the Borrower and the Revolving Lenders party hereto contemplated by this Amendment. Neither Holdings nor the Borrower has any knowledge of any challenge to Agent’s or any Lender’s claims arising under the Loan Documents or the effectiveness of the Loan Documents. Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any Collateral for the Obligations.
9.Expenses. The Borrower and Holdings agree, jointly and severally, to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Agent and the Revolving Lenders in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, all Attorney Costs of the Agent, in each case, to the extent required under Section 10.05 of the Credit Agreement.
10.Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
11.Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or to be taken into consideration in interpreting, this Amendment.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first written above.

SURGERY CENTER HOLDINGS, INC., as Borrower

By:	/s/ Thomas F. Cowhey
Name:	Thomas F. Cowhey
Title:	Executive Vice President and Chief Financial Officer

SP HOLDCO I, INC., as Holdings

By:	/s/ Thomas F. Cowhey
Name:	Thomas F. Cowhey
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Third Amendment to Credit Agreement]

JEFFERIES FINANCE LLC, as Administrative Agent and Collateral Agent and as a Revolving Lender

By:	/s/ Jason Kennedy
Name:	Jason Kennedy
Title:	Managing Director

[Signature Page to Third Amendment to Credit Agreement]

KKR CORPORATE LENDING LLC, as a Revolving Lender

By:	/s/ John Knox
Name:	John Knox
Title:	CFO

[Signature Page to Third Amendment to Credit Agreement]

MACQUARIE CAPITAL FUNDING LLC, as a Revolving Lender

By:	/s/ Lisa Grushkin
Name:	Lisa Grushkin
Title:	Authorized Signatory
By:	/s/ Mimi Shih
Name:	Mimi Shih
Title:	Authorized Signatory

[Signature Page to Third Amendment to Credit Agreement]

MADISON PARK FUNDING XL, LTD, as a Revolving Lender By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

[Signature Page to Third Amendment to Credit Agreement]

MADISON PARK FUNDING XL, LTD. as a Revolving Lender By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

[Signature Page to Third Amendment to Credit Agreement]